UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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RELM Wireless Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

 April 1, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Wednesday, May 18, 2016, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about April 1, 2016, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record on March 24, 2016. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ David P. Storey
David P. Storey
President and Chief Executive Officer

RELM WIRELESS CORPORATION

7100 Technology Drive

West Melbourne, Florida  32904

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 18, 2016

To the stockholders of RELM Wireless Corporation:

The 2016 annual meeting of stockholders of RELM Wireless Corporation will be held on Wednesday, May 18, 2016, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.
To elect five directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal year 2016; and

3.	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on March 24, 2016 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.  A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ William P. Kelly
William P. Kelly, Secretary

West Melbourne, Florida
April 1, 2016

 Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on May 18, 2016: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2015 are available at https://www.iproxydirect.com/RWC.

            IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

RELM WIRELESS CORPORATION

________________________________________________________

2016 ANNUAL MEETING OF STOCKHOLDERS

MAY 18, 2016

________________________________________________________

PROXY STATEMENT

________________________________________________________

This proxy statement contains information related to the 2016 annual meeting of stockholders of RELM Wireless Corporation (“RELM,” the “Company,” “we,” “our” or “us”)  to be held on Wednesday, May 18, 2016, at 10:30 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904 and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about April 1, 2016, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of March 24, 2016, the record date for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

________________________________________________________

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

●	To elect five directors to our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

●	To ratify the appointment of Moore Stephens Lovelace, P.A. (“Moore Stephens Lovelace”) as our independent registered public accounting firm for fiscal year 2016; and

●	To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about April 1, 2016, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our 2015 annual report, on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about April 1, 2016, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for the fiscal year ended December 31, 2015 by mail.

Who is entitled to notice of, and to vote, at the annual meeting?

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on March 24, 2016, the record date of the annual meeting. On the record date, 13,730,562 shares of our common stock were issued and outstanding and held by 875 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, Proposal 1 is considered a “non-routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on this proposal. We believe that Proposal 2, the ratification of the appointment of an independent registered public accounting firm, will be considered a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to vote for this proposal. Your broker or other nominee will also be able to submit a “non-vote” proxy to be counted as to attendance at the annual meeting in determining the presence of a quorum. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposal 1 and may be voted by the brokerage firm or other nominee for Proposal 2. Broker non-votes will have no effect on the outcome of the voting on any of the proposals.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. With regard to the ratification of the independent registered public accounting firm, abstentions will be counted as votes against the proposal.

How do I vote?

Whether or not you plan to attend the annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, to elect to our board of directors the five director nominees named in this proxy statement and for ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal year 2016.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, the election of directors (Proposal 1) is considered “non-routine,” meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on this proposal. The ratification of the appointment of Moore Stephens Lovelace (Proposal 2) is a matter considered “routine,” meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

●	election to our board of each of the five director nominees named in this proxy statement; and

●	ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal year 2016.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election to our board of directors of each of the director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Proposal 2: Ratification of Appointment of Moore Stephens Lovelace. The affirmative vote of the holders of a majority of the voting power present or represented by proxy at the annual meeting is required for the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal year 2016. You may vote “for” ratification, “against” ratification, or “abstain” from voting on this proposal. Abstentions will have the effect of a negative vote for purposes of the ratification of the appointment of Moore Stephens Lovelace.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be determined by the vote of the holders of a majority of the voting power present or represented by proxy. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 5,567,564 shares of our common stock, which represented approximately 40.1% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees and in favor of ratification of the appointment of Moore Stephens Lovelace.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the record date, March 24, 2016, by the following individuals or groups:

●	each person who is known by us to own beneficially more than 5% of our common stock;

●	each of our directors and nominees for director;

●	each of our Named Executive Officers (as identified in the “Summary Compensation Table For 2014-2015” appearing in this proxy statement); and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of March 24, 2016 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904.  Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of March 24, 2016, we had outstanding 13,730,562 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global Investors, LLC	3,368,848	(1)	24.5%
Kyle D. Cerminara	3,368,848	(1)(2)(8)	24.5%
Lewis M. Johnson	3,368,848	(1)(3)(9)	24.5%
Donald F. U. Goebert	1,903,815	(4)(6)(8)	13.9%
Benchmark Capital Advisors	1,573,253	(5)	11.5%
Directors, Director Nominees and Named Executive Officers (not otherwise included above):
Timothy W. O’Neil	32,763	(6)(8)	*
David P. Storey	161,311	(6)(8)(10)	1.2%
William P. Kelly	66,827	(6)(7)(10)	*
James E. Gilley	34,000	(6)(10)	*
All directors and executive officers as a group (7 persons)	5,567,564	(11)	40.1%

*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Fundamental Global Investors, LLC on December 21, 2015. According to the Schedule 13D/A and the Form 4 filed on March 16, 2016, additional affiliates of Fundamental Global Investors, LLC hold 356,876 shares, which represents 2.6% of outstanding shares and increases the total of shares beneficially owned by Fundamental Global Investors, LLC to 3,725,724 shares, or 27.1% of outstanding shares. Fundamental Global Investors, LLC has shared voting and dispositive power with respect to all of these shares. Fundamental Global Investors, LLC’s business address is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209.

(2)
Includes 3,368,848 shares reported as beneficially owned by Fundamental Global Investors, LLC, of which Mr. Cerminara is deemed to have beneficial ownership by virtue of his positions as Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC. The address for Mr. Cerminara is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209. The amount does not include the 5,000 options exercisable for shares of our common stock granted to Mr. Cerminara on July 7, 2015, as such options do not become exercisable until the date that is later than 60 days after March 24, 2016.

(3)
Includes 3,368,848 shares reported as beneficially owned by Fundamental Global Investors, LLC, of which Mr. Johnson is deemed to have beneficial ownership by virtue of his positions as President, Partner and Manager of Fundamental Global Investors, LLC. The address for Mr. Johnson is 4201 Congress Street, Suite 140 Charlotte, North Carolina 28209.

(4)
Includes 144,355 shares owned by a partnership controlled by Mr. Goebert. The address for Mr. Goebert is 315 Willowbrook Lane, West Chester, Pennsylvania 19382. Also includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held by his wife.

(5)
The amount shown and the following information is derived from a Schedule 13G (Amendment No. 1) filed by Benchmark Capital Advisors (“Benchmark”), reporting beneficial ownership as of February 14, 2015. According to the Schedule 13G, Benchmark beneficially owns 1,573,253 shares, and has sole voting and dispositive power with respect to 882,697 of these shares and shared voting and dispositive power with respect to 1,573,253 of these shares. Benchmark’s business address is 100 Wall Street, 8th Floor, New York, NY 10005.

(6)
Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of March 24, 2016 as follows: for Mr. Goebert – 25,000 shares; for Mr. O’Neil – 25,000 shares; for Mr. Storey – 45,000 shares; for Mr. Kelly – 40,000 shares; and for Mr. Gilley – 34,000 shares.

(7)	Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(8)	The named person is a director and a nominee for director at the annual meeting.

(9)	The named person is a nominee for director at the annual meeting.

(10)	The named person is a Named Executive Officer.

(11)
Includes 3,368,848 shares reported as beneficially owned by Fundamental Global Investors, LLC, of which Mr. Cerminara and Mr. Johnson are deemed to have beneficial ownership by virtue of their respective positions as Chief Executive, Co-Founder and Partner and President, Partner and Manager of Fundamental Global Investors, LLC. Includes 144,355 shares owned by a partnership controlled by Mr. Goebert, 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held by Mr. Goebert’s wife. Includes 26,827 shares held jointly by Mr. Kelly with his wife. Includes options to purchase our common shares presently exercisable or exercisable within 60 days of March 24, 2016 as follows: for Mr. Goebert – 25,000 shares; for Mr. O’Neil – 25,000 shares; for Mr. Storey – 45,000 shares; for Mr. Kelly – 40,000 shares; and for Mr. Gilley – 34,000 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, five nominees will be elected as directors. Our board of directors currently consists of four members, all of whom are standing for re-election at the annual meeting. At the 2015 annual meeting, our stockholders elected Donald F.U. Goebert, James R. Henderson, Ryan Levenson, Timothy W. O’Neil, Benjamin Rosenzweig and David P. Storey to our board of directors. On July 6, 2015, pursuant to an agreement between us and Fundamental Global Investors, LLC (collectively with its affiliates, “Fundamental Global”), our largest stockholder, our board of directors approved an increase to the size of the board to seven members and appointed D. Kyle Cerminara, the Chief Executive Officer, Co-Founder and Partner of Fundamental Global, to serve as a director. Our agreement with Fundamental Global gave Fundamental Global the right, upon written notice to the Company, to nominate an individual for appointment to our board of directors. Upon such nomination, the board was required to increase the size of the board and appoint such designee to fill the newly created vacancy. Fundamental Global also agreed to vote in favor of all of our board nominees in connection with the 2015 annual meeting.

On September 24, 2015, our board of directors appointed Timothy W. O’Neil as the Chairman of the Board, replacing James R. Henderson, who subsequently resigned from the board of directors on September 26, 2015. On September 27, 2015, Ryan Levenson and Ben Rosenzweig also resigned from the board of directors.

Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of David P. Storey, Donald F.U. Goebert, Timothy W. O’Neil and D. Kyle Cerminara to stand for re-election at the annual meeting. The board is also nominating Lewis M. Johnson for election to the board.  We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board. Our board size is currently set at four, but will be increased to five immediately after the annual meeting.

The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the board selected Mr. Storey to serve as a director because he is our company’s Chief Executive Officer and President, and has been with our company for 18 years, having initially served as our company’s Executive Vice President and Chief Operating Officer. Aside from his strong leadership skills, Mr. Storey has extensive manufacturing experience that the board believes has been invaluable to the success of our business. The board selected Mr. Goebert to serve as a director because it believes he has extensive knowledge of our business having served as a senior executive of our company (and its predecessors) for over 30 years. The board selected Mr. O’Neil to serve as a director because it believes he possesses valuable knowledge of the wireless telecommunications industry having served as a financial analyst in the industry for over 10 years. Mr. O’Neil provides the board with valuable insight regarding the industry’s current trends and technology, as well as insight about anticipated technology changes and potential strategic opportunities for us. The board selected Mr. Cerminara to serve as a director because of his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies. He also brings the perspective of one of our most significant stockholders.   Mr. Johnson would also bring to the board the perspective of one of the Company’s most significant stockholders. He also has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, which skills would be valuable to our Board of Directors.

 Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the five nominees as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director, each nominee’s age and the positions currently held by each nominee with our company:

Name and Year First Elected	Age	Position
David P. Storey (2000)	63	President, Chief Executive Officer and Director
Donald F.U. Goebert (1968)(1)(2)(3)	79	Director
Timothy W. O’Neil (2006)(1)(2)(3)	54	Chairman of the Board
D. Kyle Cerminara (2015)(2)(3)	38	Director
Lewis M. Johnson	46	Director Nominee
_____________
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and governance committee.

The business experience of each nominee for director is set forth below as of April 1, 2016.

David P. Storey has been our President and Chief Executive Officer and a director since July 2000, after serving as our Executive Vice President and Chief Operating Officer from June 1998 to July 2000. From January 1994 to June 1998, he was executive vice president of manufacturing for Arris Corporation (formerly Antec Corporation).  At Arris, Mr. Storey was responsible for six manufacturing facilities which consisted of 2 million sq. ft. of manufacturing and distribution services.  In the years preceding Arris, Mr. Storey was an officer of Keptel, Inc., which was acquired by Arris.  He has also held senior management positions with EG&G, GTE, Exxon Office Systems, American Hospital Supply and Gould, Inc. Mr. Storey received a Masters of Business Administration from LaSalle University in 1989.

Donald F. U. Goebert served as Chairman of the Board (and a director of our predecessor) from March 1968 until May 2003 and has been a director to the present; he also served as Chairman of the Board from September 2014 to May 2015. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997.

Timothy W. O’Neil has been a director since August 2006 and was appointed as Chairman of the Board in September 2015. Mr. O’Neil currently serves as the managing director of The EON Group, a firm specializing in helping technology companies develop go-to-market strategies and raise capital, which he founded in 2002. He also served as the managing director of The EON Group from 2002 to 2012. From 2011 to 2014, he served as the chief executive officer and president of Eyefly, Inc., a technology company specializing in single-shot panoramic imaging for still and video photography. From 2003 to 2004, he served as a portfolio manager at Sigma Asset Management, an independent financial adviser. From 1997 to 2002, he was a managing director and a top-ranked “Wall Street Journal” wireless telecommunication’s analyst at Soundview Technology Group, a technology-focused investment bank that was acquired by Charles Schwab Corp. in 2003. Mr. O’Neil received a Masters of Business Administration from Harvard Business School in 1991 and an undergraduate degree in Finance and Computer Science from Boston College.

D. Kyle Cerminara was appointed to the board of directors in July 2015.  Mr. Cerminara is also the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the Company’s largest stockholder. In addition, Mr. Cerminara is Co-Chief Investment Officer of Capital Wealth Advisors, a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Mr. Cerminara has also served on the Board of Directors of Ballantyne Strong, Inc., a publicly traded company on the NYSE MKT, since February 2015 and has been Executive Chairman and Chief Executive Officer of Ballantyne Strong, Inc. since September 2015 and November 2015, respectively. Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

Lewis M. Johnson is President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Johnson is Co-Chief Investment Officer of Capital Wealth Advisors, a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC.  Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012.  From 2008 to 2010 Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy.  Previously, Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006-2007.  Prior to joining Pequot Capital, Mr. Johnson was a Vice President and Analyst at T. Rowe Price from 2000-2006.  Mr. Johnson worked as an Analyst at Capital Research and Management in 1999 and a Vice President at AYSA from 1992-1998.  Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a MA in Political Science and a BA in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa.

Executive Officers

The following table presents information with respect to our executive officers as of April 1, 2016.

Name	Age	Position
David P. Storey	63	President, Chief Executive Officer and Director
William P. Kelly	59	Executive Vice President, Chief Financial Officer and Secretary
James E. Gilley	52	Chief Technology Officer and Vice President

See “—Nominees for Election as Directors” above for additional information concerning Mr. Storey.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000.  From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc.  From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

James E. Gilley has been our Chief Technology Officer and Vice President since June 30, 2008. From September 1995 to June 2008, he served as Chief Scientist of Transcrypt International, Inc., a wholly-owned subsidiary of EFJ, Inc., a provider of secure wireless technologies primarily for the homeland security marketplace.  Mr. Gilley received a Master of Science degree in Electrical Engineering and a Bachelor of Science degree, Electrical Engineering from the University of Nebraska in 1990 and 1985, respectively.

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

In accordance with the NYSE MKT corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE MKT corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that three of its four members are “independent” within the independence requirements of the NYSE MKT corporate governance listing standards and all applicable rules and regulations of the SEC. These directors are: Donald F.U. Goebert, Timothy W. O’Neil and Kyle Cerminara. The board also determined that Mr. Johnson would qualify as an independent director, if elected, and former directors George N. Benjamin, III, who resigned from the board on February 24, 2015, Randolph K. Piechocki, who was not nominated for re-election to the board at the 2015 annual meeting, and James R. Henderson, Ryan Levenson and Ben Rosenzweig, who each resigned from the board in September 2015, were independent. David P. Storey is not independent because of his employment as a senior executive of our company.

There are no family relationships between any of our directors, director nominees or executive officers.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least once per year. The board of directors has designated Mr. O’Neil as the presiding director for these meetings.

Stockholder Communications

Our board of directors believes that it is important for our stockholders to have a process to send communications to the board.  Accordingly, stockholders desiring to send a communication to the board of directors, or to a specific director may do so by delivering a letter to the Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.”  All such letters must identify the author as the stockholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our board of directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. On the date of the 2015 annual stockholders’ meeting we had eight board members. All eight members of our board of directors attended the 2015 annual stockholders’ meeting.

Codes of Ethics

Our board of directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website, www.relm.com, under the “Resources / 508” tab, and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, the codes applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver unless the rules of the NYSE MKT then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Meetings and Committees of the Board of Directors

The board of directors held 11 meetings during 2015, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors held during the period for which he has been a director and the total number of meetings held by all committees of the board of directors on which he served during the periods that he served.

The board of directors has a standing audit committee, compensation committee and nominating and governance committee.

Audit Committee.  The members of the audit committee are Donald F.U. Goebert and Timothy W. O’Neil, who serves as chairperson. The audit committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. The audit committee charter requires that the audit committee consist of two or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the NYSE MKT. We currently maintain an audit committee of two members pursuant to the exemption provided under Section 803(B)(2)(c) of the NYSE MKT listing rules, which provides that an issuer that satisfies the definition of “smaller reporting company” under SEC rules is only required to maintain an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

  The board of directors has determined that each of the members of the audit committee is independent, as defined by Rule 10A-3 of the Exchange Act, and the corporate governance listing standards of the NYSE MKT. The board of directors also has determined that Mr. O’Neil is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee has oversight responsibility for the quality and integrity of our consolidated financial statements. The committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The audit committee met 5 times during 2015. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding.  These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, Moore Stephens Lovelace. The policy requires that all services to be provided by Moore Stephens Lovelace, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by Moore Stephens Lovelace to us during 2015. Moore Stephens Lovelace did not provide any audit-related or non-audit services to us during 2015. The audit committee also approved all audit services provided by BDO USA, LLP to us during 2015. BDO USA, LLP did not provide any audit-related or non-audit services to us during 2015. As discussed under “Proposal 2–Ratification of Appointment of Independent Public Accounting Firm” in this proxy statement, we dismissed BDO USA, LLP as our independent registered public accounting firm on November 9, 2015 and subsequently appointed Moore Stephens Lovelace as our independent registered public accounting firm.

Compensation Committee. The members of the compensation committee are Donald F.U. Goebert, as chairperson, Timothy W. O’Neil and Kyle Cerminara. All members of the compensation committee are independent under the corporate governance listing standards of the NYSE MKT and applicable SEC rules and regulations and qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for the named executive officers (as identified in the “Summary Compensation Table For 2014-2015” appearing in this proxy statement, the “Named Executive Officers”), including stock options. The Chief Executive Officer annually reviews the performance of each of the Named Executive Officers and other officers, and makes recommendations regarding the Named Executive Officers and other officers and managers of the company, while the compensation committee reviews the performance of the Chief Executive Officer. The conclusions and recommendations resulting from the Chief Executive Officer’s review are then presented to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of the Chief Executive Officer’s recommendations. In performing its functions, the compensation committee may retain and terminate outside counsel, compensation and benefits consultants or other experts.  During 2015, the compensation committee met 1 time.

Nominating and Governance Committee.  The members of the nominating and governance committee are Timothy W. O’Neil, Donald F. U. Goebert and Kyle Cerminara, who serves as chairperson. All members of the nominating and governance committee are independent under the corporate governance listing standards of the NYSE MKT. The nominating and governance committee has a written charter, which is available at our website at www.relm.com/resources/corporate-governance. During 2015, the nominating and governance committee met 2 times.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, including our Code of Conduct and Code of Ethics, and monitors our compliance with these corporate governance guidelines, policies and codes.

Board Leadership and Board’s Role in Risk Oversight

We have a separate Chairman of the Board and Chief Executive Officer. Our board of directors believes this board leadership structure is best for the Company and our stockholders at this time. Our current Chairman is Timothy W. O’Neil, an independent director, and our current Chief Executive Officer is David P. Storey. Mr. Storey has been our Chief Executive Officer for over 15 years, and the board believes it is in the Company’s best interest for our Chief Executive Officer to continue devoting his time and energy on the day-to-day management of our business while our independent Chairman, Mr. O’Neil, focuses on providing advice and independent oversight of management. Because our Chairman is appointed annually by our non-management directors, such directors are able to evaluate the leadership, performance and independence of our Chairman each year.

Our board of directors, through its three standing committees, has an advisory role in the Company’s risk management process. In particular, the board is responsible for monitoring and assessing strategic and operational risk exposure. Our management team maintains primary responsibility for the Company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The audit committee considers and discusses financial risk exposures and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The nominating and governance committee monitors the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. The compensation committee, in conjunction with the audit committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Each committee must report findings regarding material risk exposures to the board as quickly as possible. The board believes that its role in risk oversight does not affect the board’s leadership structure.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The nominating and governance committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” attached as Annex A to this proxy statement. As noted in the policy, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

 We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, whom the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” attached as Annex B to this proxy statement.

The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders” attached as Annex C to this proxy statement. The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate a qualified incumbent director. In addition, the nominating and governance committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2017 annual meeting of stockholders is required to do so prior to December 2, 2016. Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” attached as Annex D to this proxy statement and as set forth in the advance notice provisions in our amended and restated bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the nominating and governance committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904.  Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

The nominating and governance committee evaluated Messrs. David P. Storey, Donald F.U. Goebert, Timothy W. O’Neil and D. Kyle Cerminara, all of whom are incumbent directors, in addition to Lewis M. Johnson, a director nominee, and recommended their nomination to the board of directors. The board, in turn, nominated these five persons for election as directors at the annual meeting. Based upon discussions with Mr. Cerminara and Fundamental Global, our largest stockholder, Mr. Cerminara suggested Mr. Johnson, President, Co-Founder and Partner of Fundamental Global Investors, LLC as a person that the nominating and governance committee should consider for nomination to our board of directors. After evaluating the qualifications of the individuals submitted for consideration, including Mr. Johnson, the nominating and governance committee recommended to the board that Mr. Johnson be nominated for election at the annual meeting, and the board approved his nomination.  The board believes Mr. Johnson would bring the board the perspective of one of the Company’s most significant stockholders. In addition, Mr. Johnson has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, which skills would be valuable to our board of directors.

DIRECTOR COMPENSATION FOR 2015

The following table shows the compensation of our non-employee directors for the year ended December 31, 2015.  For a description of the compensation, see the narrative description immediately following the table.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(6)	Total ($)

Donald F. U. Goebert	17,250	10,260	27,510
Timothy W. O’Neil	19,000	10,260	29,260
D. Kyle Cerminara(1)	8,500	8,415	16,915
Ryan Levenson(2)	12,500	10,260	22,760
Benjamin Rosenzweig(2)	11,250	10,260	21,510
James Henderson(3)	13,250	10,260	23,510
Randolph K. Piechocki(4)	4,750	—	4,750
George Benjamin, III(5)	3,250	—	3,250
___________________

(1)	Mr. Cerminara was appointed as a director on July 6, 2015.

(2)	Messrs. Levenson and Rosenzweig resigned as directors on September 27, 2015.

(3)	Mr. Henderson resigned as a director on September 26, 2015.

(4)	Mr. Piechocki was not nominated to stand for re-election at our 2015 annual meeting and served as a director until May 20, 2015, the date of the meeting.

(5)
Mr. Benjamin served as a director until his resignation on February 24, 2015. On May 21, 2014, Mr. Benjamin received a stock option grant for his service as a director for 5,000 shares of our common stock under our 2007 Incentive Compensation Plan at an exercise price of $3.44 per share. In connection with his resignation, the board took action to cause all of the stock options, which were scheduled to vest on April 20, 2015, to vest and immediately become exercisable.

(6)
On May 20, 2015, stock option grants for 5,000 shares of our common stock under our 2007 Incentive Compensation Plan were made to Messrs. Goebert, O’Neil, Levenson, Rosenzweig and Henderson following their re-election to the board at our 2015 annual meeting. The options were granted at an exercise price of $5.70 per share and vest in full on April 21, 2016. On July 6, 2015, a stock option grant for 5,000 shares of our common stock under our 2007 Incentive Compensation Plan was made to Mr. Cerminara in connection with his appointment to the board. The options were granted at an exercise price of $4.66 per share and vest in full on June 7, 2016. Amounts shown represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”).  The value ultimately realized by the director upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value.  For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The aggregate number of stock option awards outstanding as of December 31, 2015 for each director was as follows:
David P. Storey – 61,468
Donald F. U. Goebert – 25,000
Timothy O’Neil – 25,000
D. Kyle Cerminara – 5,000

During 2015, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our non-employee directors receive a yearly retainer fee of $8,000.  All non-employee directors are entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve or otherwise in furtherance of our business.

On May 20, 2015, after the 2015 annual stockholders’ meeting, each of our non-employee directors who was elected as a director at the annual meeting received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $5.70 per share. Mr. Cerminara, who was appointed as a director on July 6, 2015, received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $4.66 per share on July 6, 2015. These stock option grants were made pursuant to the terms of our 2007 Incentive Compensation Plan.  Our 2007 Incentive Compensation Plan provides for automatic annual grants of stock options for 5,000 shares to each non-employee director of the date of each annual meeting of stockholders at which such individual is elected or re-elected as a director.  The 2007 Incentive Compensation Plan further provides that each grant be made at an exercise price equal to the fair market value of our common stock on the date of grant and on such other terms and conditions determined by the compensation committee, as administrator of the Plan, and consistent with the Plan. However, under a policy established by the compensation committee, all stock option grants to non-employee directors are required to have an exercise price equal to either the book value per share or the fair market value per share, whichever is greater on the date of grant.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, Moore Stephens Lovelace, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from Moore Stephens Lovelace, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Moore Stephens Lovelace, P.A. its independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2015 be included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the audit committee:

Timothy W. O’Neil (chairperson)
Donald F.U. Goebert

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2014-2015

The following table provides certain summary information concerning the compensation of our Named Executive Officers for the last two completed fiscal years ended December 31, 2015:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)		Total ($)
David P. Storey	2015	299,174	—	14,842	(2)	314,016
President and Chief Executive Officer	2014	299,174	48,800	14,180	(2)	362,154

William P. Kelly	2015	187,012	—	14,536	(3)	201,548
Executive Vice President, Chief Financial Officer and Secretary	2014	178,231	40,000	13,703	(3)	231,934

James E. Gilley	2015	149,838	—	4,157	(4)	153,995
Chief Technology Officer and Vice President	2014	135,960	26,600	3,935	(4)	166,495
_____________

(1)	Amounts reported as “Non-Equity Incentive Plan Compensation” represent payouts under our executive incentive bonus plan for the 2014 fiscal year.

(2)
The amounts in this column for Mr. Storey represent our matching contributions for the fiscal years 2015 and 2014 of $6,031 and $5,938, respectively, to Mr. Storey’s account under our 401(k) plan and our payments for the fiscal years 2015 and 2014 of $8,811 and $8,241, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Storey.

(3)
The amounts in this column for Mr. Kelly represent our matching contributions for the fiscal years 2015 and 2014 of $5,806 and $5,543, respectively, to Mr. Kelly’s account under our 401(k) plan and our payments for the fiscal years 2015 and 2014 of $8,730 and $8,160, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly.

(4)
The amounts in this column for Mr. Gilley represent our payments for the fiscal years 2015 and 2014 of $4,157 and $3,935, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Gilley.

Each of the Named Executive Officers did not receive any other compensation during 2015 or 2014 except for perquisites and other personal benefits of which the total aggregate value for each Named Executive Officer did not exceed $10,000.

2015 Executive Bonus Plan

On February 24, 2015, the compensation committee adopted an executive incentive bonus plan for the 2015 fiscal year (the “2015 Executive Bonus Plan”) for the Named Executive Officers. Under the 2015 Executive Bonus Plan, each of the Named Executive Officers was eligible to receive a cash award if we achieved reportable audited pre-tax income for the 2015 fiscal year as specified in the plan (the “2015 Target Income”).  The 2015 Executive Bonus Plan established threshold, target and maximum cash bonus amounts, each expressed as a percentage of a cash award pool (the “2015 Cash Award Pool”). If we had achieved the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been approximately 7.8% of the 2015 Target Income (the “2015 Target Cash Award Pool”). If we had achieved a threshold of 90% of the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been 50% of the 2015 Target Cash Award Pool. If we had achieved a maximum of 120% of the 2015 Target Income, the 2015 Cash Award Pool for the Named Executive Officers would have been 150% of the 2015 Target Cash Award Pool. If we had achieved reportable audited pre-tax income between the threshold and maximum 2015 Target Income amounts, the 2015 Cash Award Pool would have been proportionally adjusted.

The Named Executive Officers could not receive award cash awards that exceeded 100% of their base salaries. The 2015 Cash Award Pool allocable to the Named Executive Officers was as follows: 42% to Mr. Storey, 35% to Mr. Kelly and 23% to Mr. Gilley.

In addition, under the 2015 Executive Bonus Plan, the compensation committee was permitted to grant discretionary awards to the Named Executive Officers if we achieved reportable audited pre-tax income for the 2015 fiscal year below or above such minimum and maximum criterion for pre-tax income.

There were no payouts made to any of the Named Executive Officers under the 2015 Executive Bonus Plan because the targeted objectives for 2015 were not achieved, and no discretionary bonuses were awarded.

2016 Stock Option Awards

On February 24, 2016, the compensation committee granted non-qualified stock options to Mr. Storey and Mr. Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share. The stock options have ten-year terms and become exercisable in five-year annual installments beginning on the first anniversary of the grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2015

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2015 for the Named Executive Officers. There were no outstanding stock awards as of December 31, 2015 for any of the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David P. Storey	16,468	(1)	—	—	11.40	2/22/16
	45,000	(2)	—	—	4.07	3/04/20

William P. Kelly	16,648	(1)	—	—	11.40	2/22/16
	25,000	(2)	—	—	4.07	3/04/20
	15,000	(3)	—	—	2.23	3/12/23

James E. Gilley	13,000	(4)	—	—	1.50	6/30/18
	1,000	(5)	—	—	1.89	5/18/19
	15,000	(2)	—	—	4.07	3/04/20
	5,000	(3)	—	—	2.23	3/12/23
___________

(1)	The option was granted on February 23, 2006 and was fully vested. All of the unexercised options expired on February 22, 2016.

(2)	The option was granted on March 4, 2010. The option is fully vested and exercisable.

(3)	The option was granted on March 12, 2013. The option is fully vested and exercisable.

(4)	The option was granted on June 30, 2008. The option is fully vested and exercisable.

(5)	The option was granted on May 19, 2009. The option is fully vested and exercisable.

RETIREMENT BENEFITS FOR 2015

We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2015 was our qualified 401(k) retirement plan, which is available to all employees.

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION
WITH A CHANGE OF CONTROL

2012 Change of Control Agreements

Effective as of February 29, 2012, we entered into change of control agreements (the “2012 Change of Control Agreements”) with the Named Executive Officers, which were approved by the compensation committee.  Each of the 2012 Change of Control Agreements had a term of four years, unless a “change of control” (as defined in the agreements) of the company occurred within such four-year period, in which case, each agreement would have been automatically extended for twelve months after the date of such change of control.   Pursuant to each 2012 Change of Control Agreement, if the applicable Named Executive Officer’s employment was terminated within twelve months following a change of control (i) by our company for any reason other than death, disability or “cause” (as defined in the change of control agreements) or (ii) by such Named Executive Officer for “good reason” (as defined in the change of control agreements), each such 2012 Change of Control Agreement provided that the applicable Named Executive Officer would receive certain payments and benefits.  These payments and benefits for each of the Named Executive Officers, Messrs. Storey, Kelly and Gilley, were as follows:

●
Mr. Storey would receive (i) a cash payment equal to the sum of (x) 100% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurred, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of twelve months after the date of termination and (iii) outplacement services for a period of twelve months following the date of termination, not to exceed $15,000;

●
Mr. Kelly would receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurred, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination and (iii) outplacement services for a period of nine months following the date of termination, not to exceed $11,250; and

●
Mr. Gilley would receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurred, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, not to exceed $7,500.

Each of the 2012 Change of Control Agreements contained term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination non-solicitation and non-competition covenants were to survive twelve months for Mr. Storey, nine months for Mr. Kelly and six months for Mr. Gilley, while the post-term confidentiality covenants were to survive indefinitely for each of them.

In addition to the 2012 Change of Control Agreements, upon a change of control, stock options held by our Named Executive Officers to the extent then unvested would become vested and exercisable in accordance with the terms of the related option agreements.

Under each Named Executive Officer’s 2012 Change of Control Agreement, a change of control would have occurred if:

●
individuals who, as of February 29, 2012, constituted the board of directors (the “Incumbent Board”) ceased for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to that date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office was in connection with an actual or threatened election contest relating to the election of the directors of the company, as such terms were used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) were to be considered as though such individual was a member of the Incumbent Board; or

●
the approval by the stockholders of the company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including an underwritten public offering of the company’s common stock or other voting securities (or securities convertible into voting securities of the company) for the company’s own account registered under the Securities Act of 1933, as amended (the “Securities Act”)), in each case, with respect to which stockholders of the company immediately prior to such reorganization, merger, consolidation or other corporate transaction did not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of more than thirty percent (30%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries or (z) any person, entity or “group” that as of February 29, 2012 owned beneficially (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) a Controlling Interest.

2016 Change of Control Agreements

Effective as of February 24, 2016, we entered into new change of control agreements (the “2016 Change of Control Agreements”) with the Named Executive Officers, which were approved by the compensation committee on that same day. The 2016 Change of Control Agreements replace and terminate the 2012 Change of Control Agreements, which were set to expire on February 29, 2016, and are substantially similar to the 2012 Change of Control Agreements.

Each of the 2016 Change of Control Agreements has a term of four years, unless a “change of control” (as defined in the agreements) of the Company occurs within such four-year period, in which case each agreement is automatically extended for twelve months after the date of such change of control. Pursuant to the 2016 Change of Control Agreements, if the applicable Named Executive Officer’s employment is terminated within twelve months following a change in control (i) by the Company for any reason other than for “cause” (as defined in the agreements), disability or death or (ii) by such Named Executive Officer for “good reason” (as defined in the agreements), the applicable Named Executive Officer will receive certain payments and benefits. A Named Executive Officer is not entitled to any payments and benefits if the Named Executive Officer terminates the Named Executive Officer’s employment without good reason.

The payments and benefits to be paid to the Named Executive Officers, Messrs. Storey, Kelly and Gilley, pursuant to the 2016 Change of Control Agreements are as follows:

●
Mr. Storey will receive (i) a cash payment equal to the sum of (x) 100% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of twelve months after the date of termination and (iii) outplacement services for a period of twelve months following the date of termination, provided that the costs of such services to the Company may not exceed $15,000.

●
Mr. Kelly will receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination and (iii) outplacement services for a period of nine months following the date of termination, provided that the costs of such services to the Company may not exceed $11,250.

●
Mr. Gilley will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

Under the 2016 Change of Control Agreements, a change of control will have occurred if:

●
individuals who, as of February 24, 2016, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to that date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such individual was a member of the Incumbent Board; or

●
the approval by the stockholders of the company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including an underwritten public offering of the company’s common stock or other voting securities (or securities convertible into voting securities of the company) for the company’s own account registered under the Securities Act), in each case, with respect to which stockholders of the company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries or (z) any person, entity or “group” that as of February 24, 2016 owns beneficially (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a Controlling Interest.

Each of the 2016 Change of Control Agreements contain term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination non-solicitation and non-competition covenants survive twelve months for Mr. Storey, nine months for Mr. Kelly and six months for Mr. Gilley, while the post-term confidentiality covenants survive indefinitely for each of them.

We do not have any employment agreements or severance agreements with any of our Named Executive Officers. In addition to the 2016 Change of Control Agreements, upon a change of control, stock options held by our Named Executive Officers to the extent then unvested would become vested and exercisable in accordance with the terms of the related option agreements and the equity compensation plans pursuant to which the options were granted.

Under the 2007 Incentive Compensation Plan, a change in control means the occurrence of any of the following:

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the company’s common stock or the combined voting power of the company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”); provided, however, that the following acquisitions shall not constitute or result in a Change in Control: (i) any acquisition directly from the company; (ii) any acquisition by the company; (iii) any acquisition by any person that as of the date of the plan (the “Effective Date”) owns Beneficial Ownership of a Controlling Interest; (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the company or any related entity; or (v) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of the third bullet point below; or

●
individuals who constitute the board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board; or

●
consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the company or any of its related entities, a sale or other disposition of all or substantially all of the assets of the company, or the acquisition of assets or equity of another entity by the company or any of its related entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding company common stock and outstanding company voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the company or all or substantially all of the company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding company common stock and outstanding company voting securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the company or such entity resulting from such Business Combination or any person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination; or

●	approval by the stockholders of the company of a complete liquidation or dissolution of the company.

Under the 1997 Stock Option Plan, a change of control occurs upon:

●	the consummation of the sale of all or substantially all of the company’s assets; or

●
a merger of the company in which a majority in interest of the company’s then outstanding securities shall have been transferred to or issued to the other party thereto or the stockholders of such other party.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 with respect to our equity compensation plans: the 2007 Non-Employee Director Stock Option Plan, the 2007 Incentive Compensation Plan, and the 1997 Stock Option Plan (which expired in October 2007), under which our common stock is authorized for issuance. On January 1, 2016, no shares of our common stock were available for issuance under the 2007 Non-Employee Director Stock Option Plan, 541,000 shares of our common stock were available for issuance under the 2007 Incentive Compensation Plan, and no shares of our common stock were available for issuance under the 1997 Stock Option Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	291,936	$4.07	541,000
Equity compensation plans not approved by security holders	—	—	—
Total	291,936	$4.07	541,000

(1)
Includes 32,936 shares issuable upon the exercise of awards outstanding under the 1997 Stock Option Plan and 259,000 shares issuable upon the exercise of awards outstanding under the 2007 Incentive Compensation Plan.

(2)	Represents shares available for issuance under the 2007 Incentive Compensation Plan.

TRANSACTIONS WITH RELATED PERSONS

Any transaction with a related person is subject to our written policy and procedures for transactions with related persons, a copy of which is attached as Annex E to this proxy statement. The nominating and corporate governance committee is responsible for applying this policy. As set forth in the policy, the nominating and corporate governance committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

The policy provides exceptions for certain transactions, including those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement.

During 2014 and 2015, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2016 that are reportable under Item 404 of Regulation S-K.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, an independent registered public accounting firm, audited our financial statements for the year ended December 31, 2015. We had no disagreements with Moore Stephens Lovelace on accounting and financial disclosures. Moore Stephens Lovelace’s work on our audit for 2015 was performed by full time, permanent employees and partners of Moore Stephens Lovelace.

Moore Stephens Lovelace has been reappointed to serve as our independent registered public accounting firm for 2016.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed Moore Stephens Lovelace to serve as our independent registered public accounting firm for the current fiscal year ending December 31, 2016. Representatives of Moore Stephens Lovelace are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

Although applicable law does not require stockholder ratification of the appointment of Moore Stephens Lovelace to serve as our independent registered public accounting firm, our board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Moore Stephens Lovelace, our audit committee will reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Change in Independent Accountants

On November 9, 2015, we dismissed BDO USA, LLP (“BDO USA”) as our independent registered public accounting firm and appointed Moore Stephens Lovelace as our new independent registered public accounting firm, effective immediately. The decision to change our independent registered public accounting firm to Moore Stephens Lovelace was approved by the audit committee.

The reports of BDO USA on our financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no disagreements with BDO USA on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of BDO USA, would have caused BDO USA to make reference to the matter in its report.

During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

We provided BDO USA with a copy of the foregoing disclosures and requested BDO USA to furnish to us a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated November 9, 2015, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 10, 2015.

Vote Required

This proposal will be approved if a majority of the voting power present or represented by proxy at the annual meeting votes in favor of the proposal. Accordingly, an abstention will have the effect of a negative vote.  Broker non-votes will have no effect on this proposal. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2015 and 2014. Since November 9, 2015, we have engaged Moore Stephens Lovelace as our independent registered public accounting firm. The following table represents aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 by Moore Stephens Lovelace and BDO USA, our prior independent registered public accounting firm.

	2015	2014
Moore Stephens Lovelace, P.A.
Audit Fees (1)	$105,000	$—
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—

BDO USA, LLP
Audit Fees (1)	53,700	183,700
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$158,700	$183,700

(1)
For 2015, includes fees paid to Moore Stephens Lovelace for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2015 and fees paid to BDO USA for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2015. For 2014, includes fees paid to BDO USA for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2014 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2014.

(2)
No audit-related services were performed for us by Moore Stephens Lovelace or BDO USA in 2015 or 2014.  Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)	No tax services were performed for us by Moore Stephens Lovelace or BDO USA in 2015 or 2014. Tax services include tax compliance, tax advice and tax planning.
(4)	No other services were performed for us by Moore Stephens Lovelace or BDO USA in 2015 or 2014.

As previously discussed, the audit committee has implemented pre-approval procedures consistent with the rules adopted by the SEC.

The audit committee has determined that the provision of the services by Moore Stephens Lovelace and BDO USA reported hereunder had no impact on their independence.

MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with all Section 16 reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were timely complied with during the year ended December 31, 2015.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, are available to stockholders without charge upon written request to the Corporate Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for the year ended December 31, 2015 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2015 annual report, or this proxy statement, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2015 annual report and this proxy statement, will be delivered to you promptly and without charge.

If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2017 annual meeting of stockholders. To be eligible for inclusion in our 2017 proxy statement, any such proposals must be delivered in writing to the Corporate Secretary of RELM no later than December 2, 2016, and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2017 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be delivered to the Corporate Secretary of RELM at the principal executive offices of the Company no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, proposals for the 2017 annual meeting of stockholders submitted outside the provisions of Rule 14a-8 will be considered untimely if submitted prior to October 3, 2016 or after December 2, 2016. Also, any proxy granted with respect to the 2017 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement.  If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

ANNEX A

RELM WIRELESS CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

MINIMUM QUALIFICATIONS OF DIRECTOR CANDIDATES

The Nominating and Governance Committee (the “Committee”) believes that members of the  Board of Directors (the “Board”)  of RELM Wireless Corporation (the “Company”) must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company’s adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should possess the minimum qualifications described in this policy. These are only threshold criteria, however, and the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

1.           Integrity. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

2.           Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

3.           Fair and Equal Representation. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular stockholder or other constituency of the Company.

4.           Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor.

5.           Oversight. Candidates are expected to have sound judgment, as result of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.

6.           Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These include:

●	contemporary governance concerns;

●	regulatory obligations of a public issuer;

●	strategic business planning;

●	competition in a global economy; and

●	basic concepts of corporate finance.

7.           Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend substantially all meetings of the Board and any committees on which the candidate will serve, as well as the Company’s annual meeting of stockholders, after taking into consideration such candidate’s other business and professional commitments, including service on the boards of other companies.

8.           Age and Term Limits. The candidate’s election must not conflict with any term and/or age limits, if applicable, for directors.

A-1

 9.           Limited Exceptions. Under exceptional and limited circumstances, the Committee may approve the candidacy of a candidate who does not satisfy all of these requirements if it believes the service of such candidate is in the best interests of the Company and its stockholders.

10.           Additional Qualifications. In approving candidates for election as directors, the Committee will also assure that:

●
at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the principal stock market on which the Company’s common shares are listed for trading;

●
at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the rules of the principal stock market on which the Company’s common shares are listed for trading;

●	at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission;

●	at least some of the independent directors have experience as senior executives of a public or substantial private company; and

●	at least some of the independent directors have general familiarity with an industry or industries in which the Company conducts a substantial portion of its business or in related industries.

11.         Diversity. The Committee will seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

Last Revised as of February 24, 2016

A-2

ANNEX B

RELM WIRELESS CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR IDENTIFYING AND EVALUATING DIRECTOR CANDIDATES

1.           The Nominating and Governance Committee (the “Committee) will observe the following procedures in identifying and evaluating candidates for election to the Board of Directors (the “Board”) of RELM Wireless Corporation (the “Company”).

2.           The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the function of the Board, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company’s practice of re-nominating incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

3.           Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

4.           The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will:

●	consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee;

●	review the assessments of the performance of the director during the preceding term made by the Committee; and

●	determine whether there exist any special, countervailing considerations against re-nomination of the director.

5.           If the Committee determines that (a) an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term and (b) there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated, the Committee will, absent special circumstances, propose the incumbent director for re-election.

6.           Consistent with the Company’s policy regarding director candidates submitted by stockholders, the Company shall only consider recommendations of director candidates from stockholders where the Committee has determined to not re-nominate a qualified incumbent director.

7.           The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

8.           The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates.

B-1

9.           As to each recommended candidate that the Committee believes merits consideration, the Committee will:

●
cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the Securities and Exchange Commission and any relationship between the candidate and the person or persons recommending the candidate;

●	determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director;

●	determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board;

●	consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

●	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

10.           It is appropriate for the Committee, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company’s senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

11.           In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.  Other members of the Board may, at their discretion, interview any such proposed candidate.

12.           Based on all available information and relevant considerations, the Committee will select, a candidate who, in the view of the Committee, is most suited for membership on the Board.

13.           The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

Last Revised as of February 24, 2016

B-2

ANNEX C

RELM WIRELESS CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

DIRECTOR CANDIDATE RECOMMENDATIONS

SUBMITTED BY STOCKHOLDERS

1.           It is the policy of the Nominating and Governance Committee (the “Committee”) of the Board of Directors of RELM Wireless Corporation (the “Company”) to consider recommendations for the nomination of director candidates submitted by holders of shares of the Company’s common stock entitled to vote generally in the election of directors.

2.           The Committee will give consideration to these recommendations for positions on the Company’s Board of Directors where the Committee has determined to not re-nominate a qualified incumbent director.

3.           For each annual meeting of stockholders, the Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. An affiliated group of stockholders means stockholders constituting a group under Regulation 13D-G of the Securities Exchange Act of 1934, as amended.

4.           In order for the recommendation of a stockholder to be considered under this policy, the recommending stockholder or group of stockholders must have owned at least five percent (5%) of the Company’s common stock for at least  one (1) year as of the date the recommendation was made.

5.           The Committee shall also consider the extent to which the stockholder making the nominating recommendation intends to maintain its ownership interest in the Company.

6.           The Committee shall only consider director candidates so recommended who satisfy the minimum qualifications prescribed by the Committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

7.           Only those recommendations whose submission complies with the procedural requirements adopted by the Committee will be considered by the Committee.

Last Revised as of February 24, 2016

C-1

ANNEX D

RELM WIRELESS CORPORATION

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR STOCKHOLDERS SUBMITTING

DIRECTOR CANDIDATE RECOMMENDATIONS

1.           Stockholders Entitled to Make Submissions. The Nominating and Governance Committee (the “Committee”) of the Board of Directors of RELM Wireless Corporation (the “Company”) will accept for consideration submissions from stockholders of recommendations for the nomination of directors to the extent consistent with and permitted by the Committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders” in effect from time to time. Acceptance of a recommendation for consideration does not imply that the Committee will nominate the recommended candidate.

2.           Manner and Address for Submission. All stockholder nominating recommendations must be in writing, addressed to the Committee care of the Company’s corporate secretary at the Company’s principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered.

3.           Information Concerning the Recommending Stockholders. A nominating recommendation must be accompanied by the following information concerning each recommending stockholder:

●	The name and address, including telephone number, of the recommending stockholder;

●	The number of the Company’s shares owned by the recommending stockholder and the time period for which such shares have been held;

●
If the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. (Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held); and

●	A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of the Company’s next annual meeting of stockholders.

4.           Information Concerning the Proposed Nominee. A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

●
the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past ten years involving the nominee);

●	the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of the Company); and

●
the information required by Item 404(a) of SEC Regulation S-K (generally providing for disclosure of any transaction in which the Company is a participant and the amount involved exceeds $120,000, and in which the proposed nominee has a direct or indirect material interest).

5.           Relationships Between the Proposed Nominee and the Recommending Stockholder. The nominating recommendation must describe all relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination.

D-1

6.           Other Relationships of the Proposed Nominee. The nominating recommendation shall describe all relationships between the proposed nominee and any of the Company’s competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

7.           Qualifications of the Proposed Nominee. The recommending stockholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the Committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the Board and to the governance of the Company.

8.           Ability to Represent All Stockholders. The recommending stockholder must state whether, in the view of the stockholder, the proposed nominee, if nominated and elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

9.           Consent to be interviewed by the Committee and, if nominated and elected, to serve. The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Committee, if the Committee chooses to do so in its discretion (and the recommending stockholder must furnish the proposed nominee’s contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

10.           Timing for Submissions Regarding Nominees for Election at Annual Meetings. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year.

11.           Stockholder Groups. If a recommendation is submitted by a group of two or more stockholders, the information regarding recommending stockholders must be submitted with respect to each stockholder in the group.

Last Revised as of February 24, 2016

D-2

ANNEX E

RELM WIRELESS CORPORATION

POLICY AND PROCEDURES WITH RESPECT

TO INTERESTED TRANSACTIONS WITH RELATED PERSONS

Policy

It is the policy of the Board of Directors (the “Board”) of RELM Wireless Corporation (the “Company”)  that all “Interested Transactions” with “Related Persons,” as those terms are defined in this policy, shall be subject to approval or ratification in accordance with the procedures set forth below.

Procedures

The Company’s Nominating and Governance Committee (the “Committee”) of the Board shall review the material facts of all Interested Transactions that require the Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to the exceptions described below. If advance Committee approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

The Committee has reviewed the Interested Transactions described below in “Standing Pre-Approval for Certain Interested Transactions” and determined that each of the Interested Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Committee under the terms of this policy. In addition, the Board has delegated to the chairperson of the Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Person in which the aggregate amount involved is expected to be less than $250,000. In connection with each regularly scheduled meeting of the Committee, a summary of each new Interested Transaction deemed pre-approved pursuant to paragraph (3) or (4) under “Standing Pre-Approval for Certain Interested Transactions” below and each new Interested Transaction pre-approved by the chairperson in accordance with this paragraph shall be provided to the Committee for its review.

No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except that the director shall provide all material information concerning the Interested Transaction to the Committee.

If an Interested Transaction will be ongoing, the Committee shall establish guidelines for the Company’s management to follow in its ongoing relationships with the Related Person. At the Committee’s first meeting of each fiscal year, the Committee shall review and assess ongoing relationships with the Related Person to determine if such relationships are in compliance with the Committee’s guidelines.  Based on all the relevant facts and circumstances, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate any such Interested Transaction.

Definitions

An “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved does, will or may be expected to exceed $120,000 (or if less, one percent (1%) of the average of the Company’s total assets at year-end for the last two completed fiscal years), (2) the Company (including any of its subsidiaries) was, is or will be a participant, and (3) any Related Person had, has or will have a direct or indirect interest.

A “Related Person” is (a) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company, (b) any person who is known to be the beneficial owner of more than 5 percent of any class of the Company’s voting securities, (c) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner and (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person and all other related persons have, in the aggregate, a 10% or greater beneficial ownership interest.

Standing Pre-Approval for Certain Interested Transactions

The Committee has reviewed the types of Interested Transactions described below and determined that each of the following Interested Transactions shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved will exceed $120,000.

1.           Employment of executive officers. Any employment by the Company of an executive officer of the Company if:

(a)
the related compensation is required to be reported in the Company’s proxy statement under Item 402 of the Securities and Exchange Commission’s (“SEC’s”) compensation disclosure requirements (generally applicable to “named executive officers”); or

(b)
the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.           Director compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements;

3.           Certain transactions with other companies. Any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues;

4.           Certain Company charitable contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $500,000, or two percent (2%) of the charitable organization’s total annual receipts;

5.           Transactions where all stockholders receive proportional benefits. Any transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends).

6.           Transactions involving competitive bids. Any transaction involving a Related Person where the rates or charges involved are determined by competitive bids.

7.           Regulated transactions. Any transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.           Certain banking-related services. Any transaction with a Related Person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Disclosure

All Interested Transactions that are required to be disclosed in the Company’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations promulgated thereunder, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

Last Revised as of February 24, 2016

RELM WIRELESS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 18, 2016 AT 10:30 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders of the Company to be held on May 18, 2016 at 10:30 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RWC
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF RELM WIRELESS CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	David P. Storey				☐
	Donald F.U. Goebert				☐	CONTROL ID:
	Timothy W. O’Neil				☐	REQUEST ID:
	D. Kyle Cerminara				☐
	Lewis M. Johnson				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal year 2016.		☐	☐	☐

Proposal 3
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This proxy will be voted in the manner directed herein by the undersigned.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)